SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) ..............October 17, 2001




                        FIELDPOINT PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)




         0-9435                                          84-0811034
         ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)



        1703 Edelweiss Drive                                78613
        --------------------                                -----
         Cedar Park, Texas                               (Zip Code)
         -----------------
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 89.96% working interest representing a 73.27% net revenue interest in The Ona NW Unit located in Texas County Oklahoma, from Ensign Oil & Gas. The Company paid $733,463.75 cash consideration for the lease rights and related equipment.

         Closing of the acquisition took place on October 17, 2001, with the effective date being October 1, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------


(a)      Financial statements

(b)      Exhibits

99.2     Press Release dated October 17, 2001

INDEPENDENT AUDITOR'S REPORT



Board of Directors
FieldPoint Petroleum Corporation
Cedar Park, Texas


We have audited the accompanying historical summaries of revenue and direct operating expenses of properties acquired in October 2001, for the years ended December 31, 2000 and 1999. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summaries presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of FieldPoint Petroleum Corporation) as described in
Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the properties acquired in October 2001, in conformity with accounting standards generally accepted in the United States of America.





HEIN + ASSOCIATES LLP


December 20, 2001
Dallas, Texas

                        FIELDPOINT PETROLEUM CORPORATION

         HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                     OF PROPERTIES ACQUIRED IN OCTOBER 2001



                           FOR THE NINE MONTHS ENDED     FOR THE YEARS ENDED
                               SEPTEMBER 30,                 SEPTEMBER 30,
                           -------------------------   -------------------------
                               2001          2000          2000          1999
                           -----------   -----------   -----------   -----------
                           (Unaudited)   (Unaudited)
OIL AND GAS SALES          $   779,594   $ 1,125,692   $ 1,444,597   $   753,774

DIRECT OPERATING EXPENSES      506,417       550,519       719,484       586,030
                           -----------   -----------   -----------   -----------

NET REVENUE                $   273,177   $   575,173   $   725,113   $   167,744
                           ===========   ===========   ===========   ===========

                       See Notes to Historical Summaries


                        FIELDPOINT PETROLEUM CORPORATION

         NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                EXPENSES OF PROPERTIES ACQUIRED IN DECEMBER 2000


1.   BASIS OF PREPARATION
     --------------------

     The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties acquired by FieldPoint Petroleum Corporation (the "Company") in October 2001 from
     Ensign Oil & Gas. The properties were acquired for $733,464, before purchase adjustments.

     Revenues are recorded  when the  Company's  share of oil or natural gas and related liquids are sold.  Direct operating  expenses are recorded when the related  liability is incurred.  Direct  operating  expenses  include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and  income  taxes  have  been  excluded  from  operating  expenses  in the
     accompanying   historical  summaries  because  the  amounts  would  not  be comparable to those resulting from proposed future operations.

     The historical  summaries presented herein were prepared for the purpose of
     complying  with  the  financial   statement   requirements  of  a  business
     acquisition  to be filed on Form 8-K as  promulgated by Regulation S-B Item
     3-10 of the Securities Exchange Act of 1934.

2.   SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

     Proved oil and gas reserves consist of those estimated  quantities of crude oil,  natural gas, and natural gas liquids that  geological and engineering data  demonstrate  with  reasonable  certainty to be  recoverable in future
     years  from  known  reservoirs   under  existing   economic  and  operating
     conditions.  Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

     The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history.
     There can be no assurance that such estimates will not be materially revised in subsequent periods.

     The changes in proved reserves of the properties acquired in October 2001 for the year ended December 31, 2000 and 1999 and the nine months ended
     September 30, 2001 are set forth below.

                                                                        Natural Gas
                                                             Oil        (Thousand
                                                          (Barrels)     Cubic Feet)
                                                         -----------    -----------
          Reserves at January 1, 1999                        143,309           --
          Production                                          61,200           --
                                                                        -----------
          Reserves at January 1, 2000                         82,109           --
          Revisions, extensions and discoveries               50,911         61,279
          Production                                         (49,650)        (6,638)
                                                         -----------    -----------
          Reserves at December 31, 2000                       83,370         54,641
          Revisions, extensions and discoveries              195,017          9,461
          Production                                         (29,574)       (24,415)
                                                         -----------    -----------
          Reserves at September 30, 2001                     248,813         39,687
                                                         ===========    ===========
          Proved developed reserves December 31, 1999         82,109           --
                                                         ===========    ===========
          Proved developed reserves December 31, 2000         83,370         54,641
                                                         ===========    ===========
          Proved developed reserves September 30, 2001       130,103         39,633
                                                         ===========    ===========

                        FIELDPOINT PETROLEUM CORPORATION

         NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                EXPENSES OF PROPERTIES ACQUIRED IN DECEMBER 2000


     The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at the years ended and December 31, 2000 and 1999 is as follows:

                                                   December 31,    December 31,
                                                        2000           1999
                                                   ------------    ------------
       Future cash inflows                         $  2,290,665    $  1,602,123
       Future production costs                       (1,511,276)     (1,007,516)
                                                   ------------    ------------
       Future net cash flows, before income tax         779,389         594,607
       Future income taxes                              (15,615)           --
                                                   ------------    ------------
       Future net cash flows                            763,774         594,607
       10% annual discount                             (184,833)       (143,895)
                                                   ------------    ------------
       Standardized measure of discounted future
         net cash flows                            $    578,941    $    450,712
                                                   ============    ============

     The primary changes in the standardized measure of discounted estimated future net cash flows for the years ended December 31, 2000 and 1999, were as follows:

                                                   December 31,    December 31,
                                                        2000            1999
                                                   ------------    ------------
       Beginning of year                           $    450,712    $    570,417
       Sales of oil and gas produced, net of
         production costs                              (725,113)       (167,744)
       Effect of change in prices                       186,767       1,195,234
       Accretion of discount                             45,071          57,042
       Net change in income taxes                       (11,839)          7,447
       Revision of estimates and other                  633,343      (1,211,684)
                                                   ------------    ------------
       End of year                                 $    578,941    $    450,712
                                                   ============    ============

     Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

     The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

                        FIELDPOINT PETROLEUM CORPORATION

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


     In October 2001, FieldPoint Petroleum Corporation (the "Company") acquired interests in certain producing properties in Oklahoma for consideration of $733,464. The acquisition was financed with an extension to the Company's existing borrowing facility with a bank. The following unaudited pro forma financial statements have been prepared to demonstrate the effect on the Company's financial position and results of operations as if the properties had been acquired on September 30, 2001 (with respect to the pro forma balance sheet) and at the beginning of the periods (with respect to the pro forma statements of income). The pro forma financial statements should be read in conjunction with the historical summaries of revenues and direct operating expenses of the properties included herein and with the financial statements of the Company as filed in their Forms 10-KSB and 10-QSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisition would have occurred on the above dates.


                        FIELDPOINT PETROLEUM CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001

                                                                ASSETS

                                                       Historical       Pro Forma
                                                        Amounts        Adjustments       Pro Forma
                                                      -----------      -----------      -----------
   Cash                                               $   320,409      $      --        $   320,409
   Trading securities                                       2,880             --              2,880
   Accounts receivable                                    383,578             --            383,578
   Other                                                   38,535             --             38,535
                                                      -----------      -----------      -----------
              Total current assets                        745,402             --            745,402

PROPERTY AND EQUIPMENT:
   Oil and gas properties                               5,006,310          733,464 (1)    5,739,774
   Furniture and equipment                                 35,082             --             35,082
   Transportation equipment                                75,974             --             75,974
   Less accumulated depletion and
      depreciation                                     (1,178,750)            --         (1,178,750)
                                                      -----------      -----------      -----------
              Net property and equipment                3,938,616          733,464        4,672,080

OTHER ASSETS                                              176,197             --            176,197
                                                      -----------      -----------      -----------
              Total assets                            $ 4,860,215      $   733,464      $ 5,593,679
                                                      ===========      ===========      ===========


                                                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current portion of long-term debt                  $   229,760      $      --        $   229,760
   Accounts payable and accrued expenses                   49,716             --             49,716
   Oil and gas revenues payable                            66,068             --             66,068
                                                      -----------      -----------      -----------
              Total current liabilities                   345,544             --            345,544

LONG-TERM DEBT, net of current portion                    919,038          733,464  (1)   1,652,502

DEFERRED INCOME TAXES                                     163,000             --            163,000

STOCKHOLDERS' EQUITY                                    3,432,633             --          3,432,633
                                                      -----------      -----------      -----------
   Total liabilities and stockholders' equity         $ 4,860,215      $   733,464      $ 5,593,679
                                                      ===========      ===========      ===========

 See accompanying notes to pro forma financial statements.



                        FIELDPOINT PETROLEUM CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                                                    (2)
                                            FieldPoint       Properties        Pro Forma
                                             Petroleum        Acquired        Adjustments       Pro Forma
                                            -----------      -----------      -----------      -----------
  Oil and gas sales                         $ 1,803,496      $   779,594      $      --        $ 2,583,090
  Well operational and pumping fees              90,233             --               --             90,233
                                            -----------      -----------      -----------      -----------
             Total revenue                    1,893,729          779,594             --          2,673,323

COSTS AND EXPENSES:
  Production expense                            654,565          506,417             --          1,160,982
  Depletion and depreciation                    324,894             --            180,502  (3)     505,396
  General and administrative                    371,356             --               --            371,356
                                            -----------      -----------      -----------      -----------
             Total costs and expenses         1,350,815          506,417          180,502        2,037,734

OTHER INCOME (EXPENSE):
  Interest income (expense), net                (79,627)            --            (41,257) (4)    (120,884)
  Miscellaneous                                  19,249             --               --             19,249
  Realized derivative loss                      (39,947)            --               --            (39,947)
                                            -----------      -----------      -----------      -----------
             Total other income (expense)      (100,325)            --            (41,257)        (141,582)
                                            -----------      -----------      -----------      -----------

INCOME (LOSS) BEFORE INCOME TAXES               442,589          273,177         (221,759)         494,007

INCOME TAX PROVISION                           (134,638)            --            (17,482) (5)    (152,120)
                                            -----------      -----------      -----------      -----------

NET INCOME (LOSS)                           $   307,951      $   273,177      $  (239,241)     $   341,887
                                            ===========      ===========      ===========      ===========

BASIC EARNINGS PER SHARE                    $       .04                                        $       .05
                                            ===========                                        ===========

DILUTED EARNINGS PER SHARE                  $       .04                                        $       .04
                                            ===========                                        ===========

WEIGHTED AVERAGE SHARES BASIC                 7,305,645                                          7,305,645
                                            ===========                                        ===========

WEIGHTED AVERAGE SHARES
   DILUTED                                    8,122,025                                          8,122,025
                                            ===========                                        ===========


           See accompanying notes to pro forma financial statements.



                        FIELDPOINT PETROLEUM CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2000


                                                                                    (2)
                                             FieldPoint       Properties       Pro Forma
                                             Petroleum         Acquired       Adjustments       Pro Forma
                                            -----------      -----------      -----------      -----------
REVENUE:
  Oil and gas sales                         $ 1,509,024      $ 1,444,597      $      --        $ 2,953,621
  Well operational and pumping fees             129,103             --               --            129,103
                                            -----------      -----------      -----------      -----------
             Total revenue                    1,638,127        1,444,597             --          3,082,724

COSTS AND EXPENSES:
  Production expense                            547,446          719,484             --          1,266,930
  Depletion and depreciation                    177,851             --            402,564  (3)     580,415
  General and administrative                    318,639             --               --            318,639
                                            -----------      -----------      -----------      -----------
             Total costs and expenses         1,043,936          719,484          402,564        2,165,984

OTHER INCOME (EXPENSE):
  Interest income (expense), net                (71,464)            --            (69,679) (4)    (141,143)
  Miscellaneous                                   8,010             --               --              8,010
                                            -----------      -----------      -----------      -----------
             Total other income (expense)       (63,454)            --            (69,679)        (133,133)
                                            -----------      -----------      -----------      -----------

INCOME (LOSS) BEFORE INCOME TAXES               530,737          725,113         (472,243)         783,607

INCOME TAX PROVISION                           (129,456)            --            (86,000) (5)    (215,456)
                                            -----------      -----------      -----------      -----------

NET INCOME (LOSS)                           $   401,281      $   725,113      $  (558,243)     $   568,151
                                            ===========      ===========      ===========      ===========

BASIC AND DILUTED EARNINGS PER
   SHARE                                    $       .06                                        $       .09
                                            ===========                                        ===========

WEIGHTED AVERAGE SHARES
   OUTSTANDING BASIC                          6,629,182                                           6,629,182
                                            ===========                                         ===========
WEIGHTED AVERAGE SHARES
   OUTSTANDING DILUTED                        7,107,527                                           7,107,527
                                            ===========                                         ===========

           See accompanying notes to pro forma financial statements.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


(1) Adjustment to reflect the acquisition cost of the oil and gas properties and the debt incurred to finance the acquisition.

(2) Oil and gas sales and direct operating expenses of the acquired properties for the respective periods.

(3) Adjustment to reflect additional depletion and depreciation expense as if the properties had been acquired at the beginning of the respective periods

(4) Adjustment to reflect additional interest expense at 9.5% for the year ended December 31, 2000 and 7.5% for the nine months ended September 30, 2001 as if the properties had been acquired at the beginning of the respective periods.

(5) Adjustment to reflect additional income tax expense as if the properties had been acquired at the beginning of the respective periods.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FieldPoint Petroleum Corporation
                                            (Registrant)

                                            By: /s/ Ray D. Reaves
                                                -----------------
                                                President

Dated: October 26, 2001